COVER
SEC COVER LETTER

                                         May 10, 2003

Securities and Exchange Commission
File Desk, Room 1004
450 Fifth Street, N.W.
Washington, D.C.   20549

Re:        Definitive Proxy Materials of CARC, Inc. for Use in
              Connection with 2003 Annual Meeting of Shareholders.

Dear Sir or Madam:

   On behalf of CARC, Inc. (the "Corporation"), please find attached the notice of annual meeting, proxy statement, and form of proxy to be used in soliciting proxies for the Annual Meeting of Shareholders of the Corporation scheduled to be held June 12, 2003 in Clemson, South Carolina.
   The Corporation intends to mail definitive proxy materials to its shareholder on or about May 10, 2003.
   This filing is being effected by direct transmission to the Commission's EDGAR System.
   Please mark return confirmation "Filed" upon receipt. Please contact the undersigned at (864) 654-1155 should you have any additional questions or comments.

                                           Sincerely,

                                           /s/Susan H. Davis
                                           Susan H. Davis
                                           Administrator







DEF 14A
Proxy Material

                           SCHEDULE 14A INFORMATION
     Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934
                      (Amendment No.---)

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:
[ ]   Preliminary Proxy Statement
[X]   Definitive Proxy Statement
[ ]   Definitive Additional Materials
[ ]   Soliciting Materials Pursuant to section 240.14a-11(c) or
section 240.14a-12

....................................................................
        (Name of Registrant as Specified In Its Charter)


                            Susan H. Davis
.....................................................................
         (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[ ]  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-
6(j)(2).

[ ] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

  (1) Title of each class of securities to which transaction applies:

.....................................................................
  (2)  Aggregate number of securities to which transaction applies:

.....................................................................
  (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:1

.....................................................................
  Set forth the amount on which the filing fee is calculated and state how it was determined.

                                CARC, INC.

                             	500 DOWNS LOOP
                            Clemson, SC   29631

                       NOTICE OF ANNUAL MEETING OF
                                SHAREHOLDERS

TO THE SHAREHOLDERS OF CARC, INC.:

   You are cordially invited to attend the 2003 Annual Meeting of the Shareholders of CARC, Inc. (the "Company") to be held at 2:00 p.m. June 12, 2003, at the CARC, Inc. Pavilion Activity Center, 150 Downs Blvd., Clemson, South Carolina, for the following purposes, all as more fully described in the accompanying Proxy Statement:

(1)   To elect nine (9) members to the board of directors;
(2) To consider and vote upon a proposal to ratify the appointment of Crisp-Hughes as independent accountants for the fiscal year ending March 31, 2004; and
(3) To transact such other business as may properly come before the meeting or any adjournment thereof.

   The board of directors has fixed the close of business on May 10, 2003, as the record date for the determination of shareholders entitled to vote at the meeting. Accordingly, only shareholders who are holders of record at the close of business on that date will be entitled to notice of and to vote at the meeting.
   Please complete, sign, date and return the enclosed proxy card promptly. Your cooperation is appreciated since a majority of the outstanding shares of common stock of the Company must be represented, either in person or by proxy, to constitute a quorum for the conduct of business.

                             BY ORDER OF THE BOARD OF DIRECTORS:


                            /s/Nell W. Carpenter
                             Nell W. Carpenter
                             Corporate Secretary


Clemson, South Carolina
May 10, 2003

                                 CARC, INC.
                               500 Downs Loop
                       Clemson, South Carolina   29631

                                 May 10, 2003
                               PROXY STATEMENT

  The accompanying proxy is solicited by and on behalf of the Board of Directors of CARC, Inc. (the "Company") for use at the 2003 Annual Meeting of Shareholders to be held at 2:00 p.m. on June 12, 2003 at the CARC, Inc. Pavilion Activity Center, 150 Downs Blvd., Clemson, South Carolina, and at any adjournment thereof. The entire cost of such solicitation will be borne by the Company. In addition to solicitation by mail, personal solicitations may be conducted by directors, officers and employees of the Company. This Proxy
Statement and accompanying proxy card will be mailed to shareholders on or about May 10, 2003.
   The shares represented by the accompanying proxy and entitled to vote will be voted if the proxy card is properly signed and received by the Company prior to the meeting. Where a choice is specified on any proxy card as to the vote on any matter to come before the meeting, the proxy will be voted in accordance with such specification. Where no choice is specified, the proxy will be voted for the election of the persons nominated to serve as the directors of the Company named in this Proxy Statement, and the proposal to ratify the appointment of Crisp-Hughes as independent accountants for the fiscal year ended March 31, 2004 and in such manner as the persons named on the enclosed proxy card in their discretion determine upon such other business as may properly come before the meeting or any adjournment thereof. Any shareholder giving the accompanying proxy has the right to revoke it by a later dated proxy, or by attending the meeting and voting in person.

                          VOTING SECURITIES OF THE COMPANY

   The Company is authorized to issue 600,000 shares of common stock, par value $1.00 per share ("Common Stock"). Holders of record of the Common Stock at the close of business on May 10, 2003 are entitled to vote at the Annual Meeting and are entitled to ONE vote for each share held. At the close of business on May 10, 2003, there were 536,000 shares of Common Stock issued and outstanding.
   The laws of South Carolina, under which the Company is incorporated, provide that, in connection with the election of directors, the persons receiving a plurality of the votes cast will be elected as directors. Further, with respect to such election, shareholders will have cumulative voting rights if a shareholder either (i) gives written notice his or her intention to exercise such rights to any officer of the Company not less than 48 hours before the time fixed for the meeting, which notice must be announced in the meeting before voting commences, or (ii) announces his or her intention to exercise such rights in the meeting before the voting for directors commences. The right to cumulate votes means that shareholders are entitled to multiply the number of votes they are entitled to cast by the number of directors to be elected and to cast the product for a single candidate or distribute the product among two or more candidates. The proxy agents named on the accompanying proxy card also will have the right in their discretion to cumulate votes represented by proxies they hold, provided that such agents in no event will cast a vote for a nominee with respect to whom authority to vote has been withheld. The affirmative vote of a majority of the shares of Common Stock represented and entitled to vote at the Annual Meeting will be required to ratify the appointment of independent accountants.

   Abstentions will be counted in determining the existence of a quorum for the Annual Meeting, but abstentions and non-votes
(including broker non-votes), if any, will not be counted as votes in favor of or against the proposals described above.

                          SECURITIES OWNERSHIP OF MANAGEMENT

   The following table sets forth, as of May 10, 2003, the number of shares of Common Stock owned by each director of the Company, each nominee for director for the Company, each executive officer named under the caption "Management Compensation--Summary Compensation Table," below, and all directors and executive officers as a group. The Company is not aware of any shareholder of the Company who beneficially owns more than 5% of the outstanding shares of the Company's Common Stock.



                 Amount and Nature of Beneficial Ownership

                   Sole Voting   Shared Voting     Percent
Name of               and            and              of
Beneficial Owner    Investment    Investment        Class
                     Power         Power (1)         (2)
----------------------------------------------------------------------
Susan H. Davis        --              --              --
Eugene H. Bishop      --            1,000              *
Nell W. Carpenter     --            1,000              *
Frank P. Clipp       1,000            --               *
Thomas Efland         --		1,000              *
Robert C. Jackson    1,000            --               *
Mitchell Kosciusko    --            1,000			 *
Susan Watson McClure 1,000            --               *
Warren W. Wagner     1,000    	  --          	 *
Richard F. Wheeler    --     		1,000              *

All directors and
executive officers
as a group           4,000          5,000              2.1%
(10 persons)

*    Indicates less than 1%

(1) Represents shares held in joint tenancy with spouse.


SHARED VOTING AND INVESTMENT POWER IS DETERMINED BY
OWNERSHIP OF
THE TOTAL NUMBER OF SHARES.

 COMBINED VOTING AND INVESTMENT POWER.

All of the outstanding shares of Common Stock are subject to a stockholders agreement (the "Stockholders Agreement") which prohibits any transfer of shares of Common Stock (except to a family member) unless the owner of such shares first offers to the Company or a designee of the Company the opportunity to acquire such shares at a per share price equal to the book value of a share of Common Stock as
of the end of the immediately preceding   fiscal year or $5.00 per
share, whichever is greater. Shareholders holding 1,000 or more shares are given priority in admission to the health care facility and to apartment rentals. The Stockholders Agreement will terminate upon the bankruptcy, receivership or dissolution of the Company or upon the written agreement of the holders of 80% of the outstanding shares of Common Stock. The Stockholders Agreement may also be amended by unanimous recommendation of the board of directors and an affirmative vote of 80% or more of the holders of the Common Stock.

                                 Proposal (1)
                            ELECTION OF DIRECTORS

   The Nominating Committee of the board of directors has nominated the nine persons named below to serve on the board of directors until the 2004 Annual Meeting of Shareholders or until their successors have been duly elected and qualified. Each nominee for director has indicated that he or she is willing and able to serve as a director if elected. However, if any nominee should become unable to serve or for good cause will not serve, the persons named on the enclosed proxy card will vote for such other nominees and substitute nominees as designated by the Nominating Committee.
   The age and a brief biographical description of each of the nine nominees for director are set forth below.

EUGENE H. BISHOP(69) - Born in Ellisville, Mississippi and grew up in Hattiesburg, Mississippi. Mr. Bishop attended public schools in Hattiesburg and graduated in 1955 from Mississippi State University with a BS degree in Mechanical Engineering. After five years as a commissioned officer in the Civil Engineer Corp of the U.S. Navy, he entered graduate school at the University of Texas and received a Ph.D. degree in Mechanical Engineering in 1964. He has held the following positions: Engineer;
General Electric Co., Aircraft Gas Turbine Division; Ensign to Lieutenant, CEC, U.S. Navy; Teaching Assistant and Ford Foundation Fellow at the University of Texas; Associate Professor, Mechanical Engineering
Department, Mississippi State University; Professor and Head of the Mechanical Engineering Department at Montana State University and
Clemson University; Associate Dean for Instruction at the College of Engineering, Alumni Distinguished Professor of Mechanical Engineering both at Clemson University. His two career choices have taken him to several locations in the U.S. and to the Panama Canal Zone. He is married to Carol Ann McPherson Bishop of Baton Rouge, LA.

<PAGE 6>


They have three children and six grandchildren, all of whom live in the Clemson area. He enjoys golf and painting. His aunt, Mary Magar, lives in an apartment at the Downs.

NELL WATSON CARPENTER (62) and her husband, Richard, grew up in Fort Myers, Florida, and have lived in South Carolina since 1963. She graduated from Fort Myers High School and attended the University of Florida. She and Richard have lived in: Gainesville, Florida; Fort Myers, Florida, Columbia, SC; Madison, Wisconsin; and Laurens, SC. Mr. and
Mrs. Carpenter have lived in the Clemson area since 1980 and moved to Clemson Downs in 1998. They have three daughters and seven granddaughters. Mrs. Carpenter's first career was as a wife, mother and homemaker. She did the computerized store audit at Belk in Laurens and Seneca. She retired from Clemson University after over 16 years in accounting and budget-related positions. Her last position was as Budget Coordinator of the College of Architecture, Arts & Humanities at Clemson University. Nell is a Clemson Downs Volunteer, past member of the Volunteer Board of Directors, and past Treasurer of the Clemson Downs Property Owners Association. She is currently serving as Secretary of the CARC Board.

FRANK CLIPP (87) - Born in New Albany, Indiana, Mr. Clipp graduated from Purdue University in 1938 with a BS degree. For almost all of his working life he was employed by E. I.d u PONT de NEMOURS and CO. in their Engineering Department, Construction Division, as Control Superintendent on locations in 10 different states. As Control Superintendent he was responsible for cost control, cost accounting, purchasing, contracts, receiving and stores, payrolls and all other office functions. He supervised personnel in groups from 10 to 375 on projects varied in size from 50 thousand to 50 million dollars. At the last location there were as many as two hundred active projects. After retiring in 1974 he and his wife moved from New Jersey to Aiken, South Carolina, and from Aiken to Clemson Downs apartments in 1986. He left the Downs in 1990, and returned in 1998 after the death of his wife. Mr. Clipp has two children, three grandchildren, and is a member of the Pendleton United Methodist Church.

THOMAS EFLAND (78) - A resident of Clemson since 1951. He served on the faculty of Clemson College (later University) for 31 years, retiring as Professor in the College of Commerce and Industry, having held all academic ranks from instructor to Acting Dean of the College. Appointed the first Associate Dean for Research at Clemson University he directed the research program of the College of Commerce and Industry, as well as teaching and other administrative duties until his retirement. During his tenure at Clemson, Mr. Efland has been a member of Fort Hill Presbyterian Church, having served in positions of Sunday School teacher and Superintendent, Deacon, and Elder. He served as chairman of the Long-range Building Committees that developed plans for both the Education Building and the new Sanctuary. Later he served as chairman of the Education Building Committee and co-chairman for the Finance Committee for the Sanctuary.
Mr. Efland was an early participant and initial investor in CARC. He served on the Board of Directors in the early years of the corporation and has maintained a keen interest in its trials, tribulations and positive growth to the splendid, well-run enterprise it is today. He and his wife Helen, re-located to the apartments in March of 2001, and are willing to contribute, as talents will permit.

<PAGE7>


ROBERT C. (Bob) JACKSON (92) - Currently living at the Downs, Mr.
Jackson was originally from Mississippi. He lived 30 years in Alexandria, Virginia, then for 20 years in Naples, Florida before Moving to Clemson Downs in 1995. His education in the growing and marketing of cotton began in Macon, Mississippi, where he and his wife, Fan Minor, were married in 1934. Beginning in 1939 he assisted in organizing the National Cotton Council of America, eventually becoming Director of the Washington office from 1946 to 1949; was named Executive Vice President and Chief Executive Officer of American Textile
Manufacturers Institute, with offices in Charlotte, New York, and Washington. He served until his retirement in 1976. He acted as industry representative and spokesman at a variety of national and international conferences and negotiations in many countries of the world, both Europe and the far East, He was named to several government advisory committees by various agencies. Honors include an Honorary Doctor of Laws Degree from Clemson University; Textile Man of the Year Award from the New York Board of Trade; Silver Medal of the Northern Textile association for Leadership in Creating Unity in the Textile Industry. After 65 years of marriage, Fan Minor Jackson passed away in May of 2000. They have one daughter, two granddaughters, and three great grandchildren, all of whom reside in Greenville.

MITCHELL (Mitch) KOSCIUSKO - (82) Born in Auburn, Massachusetts in
1921. After serving in WW2, he received a BS Degree from the University of Massachusetts. Mr. Kosciusko's major work experience was as an engineer with DeLaval Separator Company in Poughkeepsie, NY. Since retiring to Clemson Downs in 1995, Mitch has been active with Kiwanis, the St. Andrew Church, and the Clemson Downs Volunteers in the Health Care Center. He and his wife Gloria have been married 58 years and are enjoying their seven children, their spouses, and 14 grandchildren who are scattered across the country.

SUSAN WATSON MCCLURE (62) - Born in Geneva, Illinois, attended junior and senior high in Coral Gables, Florida, and has lived in the Carolinas since 1958. She attended Florida State University,
Winthrop College, received a Bachelors in Business from Lander and a MBA from Clemson. She married Harlan E. McClure, Dean Emeritus of Architecture, in 1977, and they lived in Pendleton until Mr. McClure's death in November, 2001. They have four children and seven grandchildren, all living in the Carolinas. Ms. McCure's parents are Bob and Helen Watson, currently residents of the Downs. She has two sisters, one living in North Carolina, and one living in Clemson. She is head of the Accounting Department at Tri-County Technical College and has been on the faculty there for 20 years. She is an active volunteer, having served as Treasurer of Holy Trinity Episcopal Church for 14 years, been a choir member, and Treasurer of the Pendleton Historic Foundation, Treasurer of Liberty
Hall Homeowners Association and serves as box office manager occasionally at the Clemson Little Theater. In her "spare time"

<PAGE8>

Ms. McClure enjoys reading, knitting, grandchildren, and especially travel.

WARREN S. WAGNER - (82) Born in Brooklyn, New York, Mr. Wagner grew up in Queens and Nassau Counties. He served in WWII in the Air
Corps, Specialized Training Program, Infantry, Military Police and Corps of Engineers. He was commissioned a 2nd Lieutenant, Corps of Engineers. He graduated from New York University with a degree in Mechanical
Engineering and was employed by RCA in Camden, New Jersey where he worked in Human Resource Management. Mr. Wagner wed Claire Broome and they have three daughters. He was transferred to Princeton, New Jersey, to a new division of RCA that was involved in the United States space programs. While in the Princeton area, Mr. Wagner served on various community service organization boards such as the United Way, Red Cross, Princeton Hospital, Council of Community Service, Human Relations
Council, YMCA, Chamber of Commerce and Rotary.  He served as the
President and/or Chairman of several organizations. He was appointed by two governors of New Jersey to serve on state Manpower advisory committees. He graduated from Temple University with a MS in Education in Psycho-Educational Processes. Mr. Wagner took an early retirement from RCA in 1980 and he and Mrs. Wagner moved to the Clemson area where Mr. Wagner became a real-estate broker. He retired a second time in 1995 when they moved to Clemson Downs. He served two years as the President of the Clemson Downs Property Owners Association. Mrs. Wagner died in June of 2002 and Mr. Wagner moved into an apartment in mid February of 2003.

RICHARD F. WHEELER - (83) Born in Saluda County, South Carolina,
Richard graduated from Clemson University in 1941, where he received his BS degree. That same year he married Beatrice Abercrombie from Central, South Carolina. He served in the United States Airforce during World War II and is a retired US Air Force Colonel.. In 1949 he received his MS at Mississippi State University, and in 1954 he received his PHD at the University of Illinois. He has two children, a daughter, Galye W. Drew in St. Simmons Island, and a son Richard Dean in La Grange, both of Georgia. Mr. Wheeler joined the faculty at Clemson University in 1950; he was head of the Animal Science department from 1956 until his retirement in 1980.

THE BOARD OF DIRECTORS

   The business of the Company is managed under the direction of the board of directors, as provided by South Carolina law and the Company's Bylaws. The board of directors has established an Audit Committee, a Nominating Committee and an Executive Committee.
   The Audit Committee recommends to the board of directors the appointment of the Company's outside accountants, reviews the scope and the results of the audits by the accounting and financial reporting functions. This committee also assists the Company in the formulation of an annual budget and with other financial matters.
The members of the Finance Committee, which met three times during the fiscal year ended March 31, 2003 are Robert Jackson, Susan McClure, Susan Davis, and Evelyn Kimbrough. Attached please find a copy of the written charter adopted by the Board of Directors.

   The responsibilities of the Nominating Committee, which met three times during the fiscal year ended March 31, 2003, include reviewing from time to time the size and composition of the Company's board of directors, recommending individuals for nomination as directors, recommending candidates to fill vacancies on the board and reviewing criteria for selecting directors. The members of the Nominating Committee, all of whom are shareholders of the Company, are Mr. Paul Mahin, Mr. Jim Burns, and Mr. Victor Hurst. The nominating committee has completed its slate. Additional nominations may be made by any stockholder at the annual meeting.
   The Executive Committee, which is presently comprised of the officers of the Company, serves as an informal advisory body to the board of directors concerning matters relating to the management and operation of the Company. The Executive Committee met six times during the fiscal year ended March 31, 2003. The members are, Mr. Robert Jackson, Mr. Ernie Corley, Ms. Susan McClure, and Mrs. Nell Carpenter.
   The board of directors met fourteen times during the fiscal year ended March 31, 2003. During the period, each incumbent director attended at least 75% of the aggregate of (i) the total number of meetings of the board of directors and (ii) the total number of meetings held by all committees on which the director served during the last fiscal year.

                                  Proposal (2)

                     APPOINTMENT OF INDEPENDENT ACCOUNTANTS

   The firm of Crisp-Hughes, Greenville, South Carolina, has been selected by the board of directors of the Company as independent accountants for the fiscal year ending March 31, 2004, subject to ratification of that appointment by the vote of a majority of the shares of Common Stock represented and entitled to vote at the Annual Meeting. Crisp-Hughes has acted as independent accountants for the Company since 1990. Representatives of Crisp-Hughes are expected to be present at the Annual Meeting with the opportunity to make a statement if they so desire and will also be available to respond to appropriate questions.
   The persons named on the accompanying proxy card intend to vote in favor of the ratification of the appointment of Crisp-Hughes as independent accountants for the fiscal year ending March 31, 2004, unless a contrary choice is indicated on the enclosed proxy card.
The affirmative vote of a majority of the shares of Common Stock represented and entitled to vote at the Annual Meeting is necessary to ratify this appointment. The board of directors unanimously recommends that each shareholder vote for this proposal.

                           COMPENSATION OF DIRECTORS

   There is no standard or other arrangement pursuant to which directors of the Company are compensated for services as director.

                            EXECUTIVE COMPENSATION

Summary Compensation Table

   Executive compensation is determined by the Board of Directors. The following table sets forth information concerning the annual compensation earned by Susan H. Davis, Administrator of the Company, for services rendered to the Company in all capacities for the fiscal years ended March 31, 2003, March 31, 2002, and March 31, 2001. No officer of the Company earned annual compensation of more than $100,000 during the three most recent fiscal years.

                            Summary Compensation Table

Annual Compensation                             Long Term
                                                Compensation

Name and                                       Other Annual| LTIP
Principal Position  Year   Salary   Bonus(s)   Compensation|Payout(s)
Susan H. Davis      2001   $64,890   2,000     	  3,903   	   -0-
 Administrator      2002   $66,837   2,500                  4,165                -0-
                                2003   $18,720        -0-                    975                -0-


Pursuant to all compensation covered, annual compensation includes a salary and 401-K contributions. 401-K is a benefit offered to all employees with one year or more continuous employment. The maximum company match for all employees is six percent. No employee is matched at anything higher than this percentage.


Compliance with Section 16(a) of the Securities Exchange Act of 1934

   The Company believes that its officers and directors complied with all filing requirements under Section 16 (a) of the Securities
Exchange Act of 1934 during the fiscal year ended March 31, 2003.

                           PROPOSALS OF SHAREHOLDERS

   Under certain conditions, shareholders may request the Company to include a proposal for action at a forthcoming meeting of the shareholders of the Company in the proxy material of the Company for such a meeting. All proposals of shareholders intended to be presented at the 2004 Annual Meeting of Shareholders must be received by the Company at its principal executive offices a reasonable time prior to the date on which the Company distributes its proxy statement in connection with such meeting. The Company presently intends to distribute its 2004 proxy statement to shareholders at or around May 5, 2004, and shareholders are urged to submit to the Company any proposals intended to be presented at the 2004 Annual Meeting by February 1, 2004.

                                 OTHER MATTERS

   The management of the Company knows of no other business which will be presented for consideration at the meeting. However, if other matters are properly presented at the meeting, it is the intention of the proxy holders named in the accompanying proxy card to vote such proxies in accordance with their best judgment.

    By order of the board of directors.




                                      /s/Nell W. Carpenter
                                       Nell W. Carpenter
                                       Corporate Secretary


May 10, 2003

                           PROXY CARD
                           CARC, INC.
                         500 DOWNS LOOP
                  CLEMSON, SOUTH CAROLINA   29631

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF
DIRECTORS

   The undersigned hereby appoints Nell Carpenter, and Robert Jackson as agents, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated below, all the shares of common stock, par value $1.00 per share, of CARC, Inc. held of record by the undersigned on May 10, 2003 at the Annual Meeting of the Shareholders to be held June 12, 2003, at 2:00 p.m. at Clemson Downs Pavilion Activity Center, 150 Downs Blvd., Clemson, South Carolina and at any adjournment thereof.

1.  ELECTION OF DIRECTORS

    [ ] FOR all nominees listed below       [ ] WITHHOLD AUTHORITY
      (except as marked to the contrary       to vote for all
       below)                                 nominees listed
                                               below

Eugene H. Bishop; Nell Watson Carpenter; Frank P. Clipp; Thomas Efland; Robert (Bob) C. Jackson; Mitchell Kosciusko; Susan Watson McClure; Warren S. Wagner; and Richard F. Wheeler.

(Instruction: To withhold authority to vote for any individual nominee, write that nominee's name on the space provided below.)

Name (s):
-------------------------------------------------------------------
2. PROPOSAL TO RATIFY THE APPOINTMENT OF CRISP-HUGHES,
INDEPENDENT
ACCOUNTANTS, FOR THE YEAR ENDING MARCH 31, 2004:

        FOR             AGAINST           ABSTAIN
        [ ]               [ ]               [ ]

3.  IN THEIR DISCRETION, THE PROXY AGENTS ARE AUTHORIZED
TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME
BEFORE THE MEETING.

   This Proxy, when properly dated and executed, will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this Proxy will be voted for all the nominees for director named above and for Proposal 2.
   Please sign exactly as name appears below. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by the president or other authorized officer. If a partnership, please sign in partnership name by an authorized person.

                                           ---------------------------
                                           Signature

Date:------------------,2003              ---------------------------
                                           Signature if held jointly

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD
PROMPTLY USING THE
ENCLOSED ENVELOPE.




 <PAGE 13>

CARC, INC

AUDIT COMMITTEE CHAPTER

The Audit Committee is appointed by the Board to assist the Board in monitoring (1) the integrity of the financial statements of the Company, (2) the compliance by the Company with legal and regulatory requirements and (3) the independence and performance of the Company's external auditors.

As long as the company qualifies as a "Small Business Issuer" as such term is defined in Regulation S-B; the Audit Committee shall consist of at least two members, a majority of which shall meet the independence requirements of the NASDAQ Stock Market, Inc.

The Audit Committee shall have the authority to retain special legal, accounting or other consultants to advise the Committee. The Audit Committee may request any officer or employee of the Company's outside counsel or independent auditor to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee.

The Audit Committee shall make regular reports to the Board.
<PAGE 14>

Duties of the Audit Committee include:
1. Review and assess the adequacy of this Charter annually and recommend any proposed changes to the Board for approval.

2. Review the annual audited financial statements with
management, including major   issues regarding accounting and
auditing principles and practices as well as the adequacy of internal controls that could significantly affect the Company's financial statements.

3. Review an analysis prepared by management and the independent auditor of significant financial reporting issues and judgements made in connection with the preparation of the Company's financial statements.

4. Review with management and the independent auditor the Company's quarterly financial statements prior to the filing of Form 10-QSB.

5. Meet periodically with management to review the Company's major financial risk exposures and the steps management has taken to monitor and control such exposure.

6. Review major changes to the Company's auditing and accounting principles and practices as suggested by the independent auditor, internal auditors or management.

7. Recommend to the Board the appointment of the independent auditor, which firm is ultimately accountable to the Audit
Committee and the Board.

8. Approve the fees to be paid to the independent auditor. Receive periodic reports from the independent auditor regarding the auditor's independence consistent with Independence Standards Board Standard I, discuss such reports with the auditor, and if so determined by the Audit Committee, take or recommend that the full Board take appropriate action to oversee the independence of the auditor.

<PAGE 15


9. Evaluate together with the Board the performance of the independent auditor and, if so determined by the Audit Committee, recommend that the Board replace the independent auditor.

10. Meet with the independent auditor prior to the audit to review the planning and staffing of the audit.

11. Obtain from the independent auditor assurance that Section
10A of the Securities Exchange Act of 1934 has not been implicated.

12. Obtain reports from management and the independent auditor that the Company's subsidiaries are in conformity with applicable legal requirements.

13. Discuss with the independent auditor the matters required to be discussed by Statement on Auditing Standards No. 61 elating to the conduct of the audit.

14. Review with the independent auditor any problems or difficulties the auditor may have encountered and any management letter provided by the auditor and the Company's response to that letter. Such review should include any difficulties encountered in the course of the audit work, including any restrictions on the scope of activities or access to required information.

15. Prepare the report by the rules of the Securities and Exchange Commission to be included in the Company's annual proxy statement.

16. Advise the Board with respect to the Company's policies and procedures regarding compliance with applicable laws and regulations.

17. Review with the Company's council legal matters that may have a material impact on the financial statements. The Company's compliance policies and any material reports or inquires received from regulators or governmental agencies.

18. Meet at least annually with the chief financial officer and the independent auditor in separate executive sessions.